                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     CONSUMERS ENERGY COMPANY FINANCING III


--------------------------------------------------------------------------------
       (Exact name of registrant as specified in its Declaration of Trust)

    DELAWARE
                                                                 Applied for
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(State of Incorporation                                      (I.R.S. Employer
 or Organization)                                            Identification No.)


c/o  Consumers Energy Company
     212 West Michigan Avenue
     Jackson, Michigan                                             49201
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                            CONSUMERS ENERGY COMPANY
--------------------------------------------------------------------------------
       (Exact name of registrant as specified in its Restated Articles of
                                 Incorporation)


     MICHIGAN                                                    38-0442310
--------------------------------------------------------------------------------
(State of Incorporation                                       (I.R.S. Employer
   or Organization)                                          Identification No.)


     212 West Michigan Avenue
     Jackson, Michigan                                             49201
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(Address of Principal Executive Offices)                        (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. [ ]





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Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                          Name of each exchange on which
     to be so registered                           each class to be registered
     -------------------                           ---------------------------
Consumers Energy Company Financing III             The New York Stock Exchange,
9.250% Trust Originated Preferred Securities                   Inc.
(and the Guarantee by Consumers Energy
Company with respect thereto)


Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE

--------------------------------------------------------------------------------
                                (Title of Class)





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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          The securities to be registered hereby are 9.250% Trust Originated Preferred Securities (the "Preferred Securities"), of Consumers Energy Company Financing III ("CECo Financing III"), a Delaware business trust. The Preferred Securities represent undivided beneficial interests in the assets of CECo Financing III and are guaranteed by Consumers Energy Company ("Consumers"), a Michigan corporation, to the extent set forth in the form of the Preferred Securities Guarantee Agreement by Consumers to The Bank of New York, as Preferred Guarantee Trustee (the "Guarantee"). The Guarantee is incorporated by reference to Exhibit (4)(m) to the Registration Statement on Form S-3 of CECo Financing III and Consumers and the Amendment No. 1 on Form S-3/A to the Registration Statement on Form S-3 (collectively, the Registration Statement on Form S-3 and the Amendment No. 1 to the Registration Statement on Form S-3, referred to herein as the "Registration Statement") (Registration Nos. 33-89363 and 333-89363-01) filed with the Securities and Exchange Commission on October 20, 1999, and October 22, 1999, respectively. The particular terms of the Preferred Securities and the Guarantee are described in the Prospectus and the Prospectus Supplement which form a part of the Registration Statement. The Prospectus, the Prospectus Supplement and the form of Guarantee are incorporated by reference herein as set forth in Item 2 below.

ITEM 2.   EXHIBITS


EXHIBIT
NUMBER                                                               DESCRIPTION AND METHOD OF FILING
------                                                               --------------------------------
(4)-1         Certificate of Trust of Consumers Energy               Filed as Exhibit (4)(g) to Registration
              Company Financing III                                  Statement of Consumers Energy Company and
                                                                     Consumers Energy Company
                                                                     Financing III (Reg. Nos. 333-89363 and 333-
                                                                     89363-01).

(4)-2         Form of Amended and Restated                           Filed as Exhibit (4)(i) to Registration
              Declaration of Trust                                   Statement of Consumers Energy
                                                                     Company and Consumers Energy Company
                                                                     Financing III (Reg. Nos. 333-89363 and
                                                                     333-89363-01).

(4)-3         Indenture between Consumers Energy                     Filed as Exhibit (4)(b) to Consumers Energy
              Company and The Bank of New York                       Company's Form 10-K for the fiscal year
              dated as of January 1, 1996 (Designated                ended December 31, 1995, File No. 1-5611.
              in Consumers Energy Company's Form 10-K
              for the fiscal year ended December 31,
              1995, File No. 1-5611, as Exhibit 4(b)).

(4)-4         Form of Third Supplemental Indenture to                Filed as Exhibit (4)(j) to Registration
              Subordinated Debt Securities Indenture                 Statement of Consumers Energy Company
              to be used in connection with the                      and Consumers Energy Company
              issuance of Subordinated Debt Securities               Financing III (Reg. Nos. 333-89363 and 333-and
              Preferred Securities.                                  89363-01).


(4)-5         Form of Preferred Security (contained                  Filed as Exhibit (4)(l) to Registration
              in the Form of Amended and Restated                    Statement of Consumers Energy Company
              Declaration of Trust of Consumers                      and Consumers Energy Company
              Energy Company Financing III)                          Financing III (Reg. Nos. 333-89363 and
                                                                     333-89363-01).

(4)-6         Form of Subordinated Debt Security                     Filed as Exhibit (4)(k) to Registration
              (contained in the Form of Third                        Statement of Consumers Energy Company
              Supplemental Indenture)                                and Consumers Energy Company
                                                                     Financing III (Reg. Nos. 333-89363 and 333-
                                                                     89363-01).

(4)-7         Form of Guarantee Agreement with                       Filed as Exhibit (4)(m) to Registration
              respect to the Preferred Securities                    Statement of Consumers Energy Company and
                                                                     Consumers Energy Company
                                                                     Financing III (Reg. Nos. 333-89363 and 333-
                                                                     89363-01).

(99)(a)       The Prospectus                                         Filed as part of the Registration Statement of
                                                                     Consumers Energy Company and Consumers Energy
                                                                     Company Financing III  (Reg. Nos. 333-89363 and
                                                                     333-89363-01).

(99)(b)       The Preliminary Prospectus                             Filed as part of the Registration Statement of
                                                                     Consumers Energy Company and Consumers Energy
                                                                     Company Financing III (Reg. Nos. 333-89363 and
                                                                     333-89363-01).







                                       4



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                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Act of 1934, each of the Registrants has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized.

                                       CONSUMERS ENERGY COMPANY FINANCING III



                                       By: /s/ Alan M. Wright
                                          --------------------------------------
                                           Alan M. Wright, Trustee



                                       By: /s/ Thomas A. McNish
                                          --------------------------------------
                                           Thomas A. McNish, Trustee



                                       CONSUMERS ENERGY COMPANY



                                       By: /s/ Thomas A. McNish
                                          --------------------------------------
                                       Name:   Thomas A. McNish
                                       Title:  Vice President and Secretary


November 1, 1999








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================================================================================





                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------




                                    FORM 8-A



                            CONSUMERS ENERGY COMPANY

                     CONSUMERS ENERGY COMPANY FINANCING III





                                    EXHIBITS










================================================================================




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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                                                               DESCRIPTION AND METHOD OF Filing
------                                                               --------------------------------
(4)-1         Certificate of Trust of Consumers Energy               Filed as Exhibit (4)(g) to Registration
              Company Financing III                                  Statement of Consumers Energy Company and
                                                                     Consumers Energy Company Financing III (Reg.
                                                                     Nos. 333-89363 and 333-89363-01).

(4)-2         Form of Amended and Restated                           Filed as Exhibit (4)(i) to Registration
              Declaration of Trust                                   Statement of Consumers Energy
                                                                     Company and Consumers Energy Company
                                                                     Financing III (Reg. Nos. 333-89363 and
                                                                     333-89363-01).

(4)-3         Indenture between Consumers Energy                     Filed as Exhibit (4)(b) to Consumers
              Company and The Bank of New York                       Energy Company's Form 10-K for the
              dated as of January 1, 1996 (Designated                fiscal year ended December 31, 1995,
              in Consumers Energy Company's Form 10-K                File No. 1-5611.
              for the fiscal year ended December 31,
              1995, File No. 1-5611, as Exhibit 4(b)).

(4)-4         Form of Third Supplemental Indenture to                Filed as Exhibit (4)(j) to Registration
              Subordinated Debt Securities Indenture                 Statement of Consumers Energy
              to be used in connection with the                      Company and Consumers Energy
              issuance of Subordinated Debt Securities               Company Financing III (Reg. Nos.
              and Preferred Securities.                              333-89363 and 333-89363-01).

(4)-5         Form of Preferred Security (contained                  Filed as Exhibit (4)(l) to Registration
              in the Form of Amended and Restated                    Statement of Consumers Energy
              Declaration of Trust of Consumers                      Company and Consumers Energy
              Energy Company Financing III)                          Company Financing III (Reg. Nos.
                                                                     333-89363 and 333-89363-01).

(4)-6         Form of Subordinated Debt Security                     Filed as Exhibit (4)(k) to Registration
              (contained in the Form of Third                        Statement of Consumers Energy
              Supplemental Indenture)                                Company and Consumers Energy
                                                                     Company Financing III (Reg. Nos.
                                                                     333-89363 and 333-89363-01).

(4)-7         Form of Guarantee Agreement with                       Filed as Exhibit (4)(m) to Registration
              respect to the Preferred Securities                    Statement of Consumers Energy Company and
                                                                     Consumers Energy Company
                                                                     Financing III (Reg. Nos. 333-89363 and 333-
                                                                     89363-01).


(99)(a)       The Prospectus                                         Filed as part of the Registration Statement of
                                                                     Consumers Energy Company and Consumers Energy
                                                                     Company Financing III (Reg. Nos. 333-89363 and
                                                                     333-89363-01).

(99)(b)       The Preliminary Prospectus                             Filed as part of the Registration Statement of
                                                                     Consumers Energy Company and  Consumers Energy
                                                                     Company Financing III (Reg. Nos. 333-89363 and
                                                                     333-89363-01).